Exhibit 10.4

EXECUTION VERSION

THIRD AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
(CREST ENTITIES) AND FOURTH AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (NON-CREST ENTITIES)

This THIRD AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
(CREST ENTITIES) AND FOURTH AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (NON-CREST ENTITIES) (collectively, this “Amendment”) is entered into, as of September 17, 2009, by Cheniere Common Units Holding, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors and the Grantors (as defined in the applicable Guarantee and Collateral Agreement, as each is referenced below), and The Bank Of New York Mellon, as collateral agent (in such capacity and together with its successors, the “Collateral Agent”).  All capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Guarantee and Collateral Agreements (as defined below).

Preliminary Statements

A.           Borrower has entered into that certain Credit Agreement, dated as of August 15, 2008, by and among the Borrower, the Administrative Agent, certain affiliates of the Borrower signatory thereto and the Lenders from time to time party thereto (as amended by that certain First Amendment to Credit Agreement, dated as of September 15, 2008, Second Amendment to Credit Agreement, dated as of December 31, 2008, Third Amendment to Credit Agreement, dated as of April 3, 2009, Fourth Amendment to Credit Agreement, dated as of April 9, 2009, Amendment No. Four-A to Credit Agreement, dated as of April 27, 2009, Amendment No. Four-B to Credit Agreement, dated as of April 28, 2009, Amendment No. Four-C to Credit Agreement, dated as of June 23, 2009, Amendment No. Four-D to Credit Agreement, dated as of June 29, 2009, and Fifth Amendment to Credit Agreement and Consent, dated as of  September 17, 2009, as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B.           In connection with the Credit Agreement, Borrower and certain of its affiliates have entered into that certain Guarantee and Collateral Agreement (Non-Crest Entities) (as amended by that certain First Amendment to Guarantee and Collateral Agreement (Non-Crest Entities), and Second Amendment to Guarantee and Collateral Agreements (Non-Crest Entities and Crest Entities), each dated as of December 31, 2008,  Third Amendment to Guarantee and Collateral Agreement (Non-Crest Entities), dated as of April 3, 2009, as further amended, restated, supplemented or otherwise modified from time to time, the “Non-LNG Entities Guarantee and Collateral Agreement”);

C.           In connection with the Credit Agreement, certain affiliates of Borrower have entered into that certain Guarantee and Collateral Agreement (Crest Entities) (as amended by that certain First Amendment to Guarantee and Collateral Agreement (Crest Entities) and Second Amendment to Guarantee and Collateral Agreements (Non-Crest Entities and Crest Entities), each dated as of December 31, 2008, as the same may be amended, restated, supplemented or otherwise modified from time to time, the “LNG Entities Guarantee and Collateral Agreement” and collectively with the Non-LNG Entities Guarantee and Collateral Agreement, the “Guarantee and Collateral Agreements”);

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D.           Borrower and its affiliates that are party to the Guarantee and Collateral Agreements have notified the Collateral Agent and the Lenders that they desire to amend the Guarantee and Collateral Agreements as set forth herein; and

E.           Subject to certain conditions as set forth herein, the Collateral Agent and the Lenders are willing to agree to such amendment relating to the Non-LNG Entities Guarantee and Collateral Agreement as well as the LNG Entities Guarantee and Collateral Agreement.

NOW THEREFORE, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Loan Parties, the Guarantors and the Grantors signatory hereto (each, a “Cheniere Party” and collectively, the “Cheniere Parties”), the Collateral Agent and the Lenders, hereby agree as follows:

1.	Amendments to Non-LNG Entities Guarantee and Collateral Agreement.

(a)	Section 1.01 of the Non-LNG Entities Guarantee and Collateral Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

i.
“Fourth Amendment” shall mean that certain Fourth Amendment to Guarantee and Collateral Agreement (Non-Crest Entities), dated as of September 17, 2009, among the Borrower, certain affiliates of the Borrower signatory thereto, and the Collateral Agent.

ii.	“Fourth Amendment Effective Date” shall mean the date of satisfaction of the conditions referred to in Section 4 of the Fourth Amendment.”

(b)	Section 1.01 of the Non-LNG Entities Guarantee and Collateral Agreement is hereby amended by deleting clause (iv) of the defined term “Excluded Assets” in its entirety.

(c)
Section 1.01 of the Non-LNG Entities Guarantee and Collateral Agreement is further amended by replacing the words “All assets Grantor” in the first line of the defined term “Pledged Alternative Equity Interests” with the following words: “All Assets Grantor.”

(d)
 Schedule 4.07(a) to the Non-LNG Entities Guarantee and Collateral Agreement is hereby deleted and replaced in its entirety with Schedule 4.07(a) as attached hereto to reflect updated certificate numbers for the Pledged Equity Interests.

2.	Amendments to the LNG Entities Guarantee and Collateral Agreement.

(a)
The section entitled “Schedules” on page iii of the LNG Entities Guarantee and Collateral Agreement is hereby amended by deleting reference to “Schedule 8.02 Notice Address of Loan Parties” in its entirety.

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(b)	Section 1.01 of the LNG Entities Guarantee and Collateral Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Pledged Alternative Equity Interests” shall mean all interests of any Grantor in participation or other interests in any equity or profits of any business entity and the certificates, if any, representing such interests and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests and any other warrant, right or option to acquire any of the foregoing; provided, however, that Pledged Alternative Equity Interests shall not include any Pledged Stock, Pledged Partnership Interests or Pledged LLC Interests.

“Third Amendment” shall mean that certain Third Amendment to Guarantee and Collateral Agreement (Crest Entities), dated as of September 17, 2009, among certain affiliates of the Borrower signatory thereto, and the Collateral Agent.

“Third Amendment Effective Date” shall mean the date of satisfaction of the conditions referred to in Section 4 of the Third Amendment.

(c)
Section 1.01 of the LNG Entities Guarantee and Collateral Agreement is hereby amended by adding the words “shall mean” at the beginning of the definitions for the following: “Crest”, “Crest Obligations”, “Crest Remedy Instruction”, “Crest Settlement Documents” and “Crest Settlement Agreement”.

(d)	Section 3(a)(iv) of the LNG Entities Guarantee and Collateral Agreement is hereby amended by deleting the brackets “[__]” and replacing it with the number “15”.

(e)
Schedule 1 to the LNG Entities Guarantee and Collateral Agreement is hereby deleted and replaced in its entirety with Schedule 1 as attached hereto to reflect revisions in the name for Cheniere LNG O&M Services, LLC.

(f)
Schedule 4.07(a) to the LNG Entities Guarantee and Collateral Agreement is hereby deleted and replaced in its entirety with Schedule 4.07(a) as attached hereto to reflect updated certificate numbers for the Pledged Equity Interests.

3.
Representations and Warranties.   Each Cheniere Party hereby represents and warrants to the Collateral Agent (which representations and warranties shall survive the execution and delivery of this Amendment), as follows:

(a)
Absence of Defaults.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default after giving effect to this Amendment.

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(b)
Enforceability.  This Amendment has been duly executed and delivered by such Cheniere Party and constitutes a legal, valid and binding obligation of such Cheniere Party enforceable against such Cheniere Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)
Authorization, No Conflicts.  The execution, delivery and performance of this Amendment by each Cheniere Party (i) has been duly authorized by all requisite organizational action of such Cheniere Party and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such Cheniere Party, (2) any order of any Governmental Authority or arbitrator or (3) any provision of any indenture, agreement or other instrument to which such Cheniere Party is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Cheniere Party (other than Liens created under the Security Documents).

(d)
Incorporation of Representations and Warranties.  The representations and warranties contained in Section 4 of each of the Guarantee and Collateral Agreements are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of this date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

4.	Reference to and Effect Upon the Loan Documents.

(a)
Except as specifically set forth above, each of the LNG Entities Guarantee and Collateral Agreement and the Non-LNG Entities Guarantee and Collateral Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)
Any reference in any Loan Document to the LNG Entities Guarantee and Collateral Agreement and the Non-LNG Entities Guarantee and Collateral Agreement shall be a reference to the LNG Entities Guarantee and Collateral Agreement and the Non-LNG Entities Guarantee and Collateral Agreement as modified by this Amendment, and any reference in any Loan Document to any other Loan Document shall be a reference to such referenced Loan Document as modified by this Amendment.

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(c)	This Amendment is a Loan Document. The provisions of Section 9.15 of the Credit Agreement shall apply with like effect to this Amendment.

5.	Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a)
Execution.  The Collateral Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of the Cheniere Parties and the Collateral Agent.

(b)	Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects.

(c)	Necessary Consents. Each Cheniere Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

Notwithstanding anything to the contrary in this Amendment, each Lender by delivering its signature page to this Amendment shall be deemed to have acknowledged receipt of and consented to and approved the Amendment and each other document required to be approved by any Agent or any Lender, as applicable, on the date such Lender delivers its signature to this Amendment and the Collateral Agent shall be entitled to rely on such confirmation.

6.
Further Assurances.  Each Cheniere Party hereby agrees to authorize, execute and deliver all additional instruments, certificates, financing statements, agreements or documents, and take all such actions as the Collateral Agent or the Required Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Amendment.

7.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

8.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

9.
Counterparts.  This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form, and all of such counterparts taken together constitute one instrument.

10.
Severability.  In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

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11.
WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

12.
Final Agreement of the Parties.  THIS AMENDMENT, THE GUARANTEE AND COLLATERAL AGREEMENTS, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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EXECUTION VERSION

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER AND GRANTORS UNDER THE NON-LNG ENTITIES GUARANTEE AND COLLATERAL AGREEMENT:

CHENIERE COMMON UNITS HOLDING, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE MIDSTREAM HOLDINGS, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE PIPELINE COMPANY
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE PIPELINE GP INTERESTS, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL GP, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Amendment to Guarantee and Collateral Agreements

GRAND CHENIERE PIPELINE, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SUPPLY & MARKETING, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY OPERATING CO., INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Amendment to Guarantee and Collateral Agreements

CHENIERE SOUTHERN TRAIL PIPELINE, L.P.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG SERVICES, S.A.R.L.
By:	/S/ GRAHAM A. MCARTHUR
Name: Charif Souki
Title: Manager

GUARANTORS UNDER THE NON-LNG ENTITIES GUARANTEE AND COLLATERAL AGREEMENT:

CHENIERE MIDSTREAM HOLDINGS, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY OPERATING CO., INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE PIPELINE COMPANY
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Amendment to Guarantee and Collateral Agreements

CHENIERE PIPELINE GP INTERESTS, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL GP, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

GRAND CHENIERE PIPELINE, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE SOUTHERN TRAIL PIPELINE, L.P.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CREOLE TRAIL PIPELINE, L.P.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Amendment to Guarantee and Collateral Agreements

GRANTORS UNDER THE LNG GUARANTEE AND COLLATERAL AGREEMENT:

CHENIERE ENERGY, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY SHARED SERVICES, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG O&M SERVICES, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG TERMINALS, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Amendment to Guarantee and Collateral Agreements

CHENIERE LNG HOLDINGS, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY PARTNERS GP, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CORPUS CHRISTI LNG, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CREOLE TRAIL LNG, L.P.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE MARKETING, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Amendment to Guarantee and Collateral Agreements

GUARANTORS UNDER THE LNG ENTITIES GUARANTEE AND COLLATERAL AGREEMENT:

CHENIERE ENERGY, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE ENERGY SHARED SERVICES, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG O&M SERVICES, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

CHENIERE LNG TERMINALS, INC.
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Amendment to Guarantee and Collateral Agreements

CHENIERE LNG HOLDINGS, LLC
By:	/S/ GRAHAM A. MCARTHUR
Name: Graham A. McArthur
Title: Treasurer

Signature Page to Amendment to Guarantee and Collateral Agreements

THE BANK OF NEW YORK MELLON, as Collateral Agent
By:	/S/ MELINDA VALENTINE
Name: Melinda Valentine
Title: Vice President

Signature Page to Amendment to Guarantee and Collateral Agreements

SCHEDULE 4.07(a) TO GUARANTEE AND COLLATERAL AGREEMENT
 (NON-CREST ENTITIES)

DESCRIPTION OF PLEDGED EQUITY INTERESTS

I.           Pledged LLC Interests

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere Pipeline Company	Cheniere Pipeline GP Interests, LLC	100	100	100%	2
	Grand Cheniere Pipeline, LLC	100 units	100 units	100%	2

 II.           Pledged Partnership Interests

Grantor	Issuer	Type of Partnership Interest	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere Common Units Holding, LLC	Cheniere Energy Partners, L.P.	10,891,357 common units	26,416,357 common units	41.22959% of the common units	0048 and 0049
Cheniere Pipeline GP Interests, LLC	Cheniere Creole Trail Pipeline, L.P.	General Partnership Interest	N/A	0%	1
	Cheniere Corpus Christi Pipeline, L.P.	General Partnership Interest	N/A	0%	1
Cheniere Southern Trail GP, Inc.	Cheniere Southern Trail Pipeline, L.P.	General Partnership Interests	N/A	0%	1
Grand Cheniere Pipeline, LLC	Cheniere Creole Trail Pipeline, L.P.	Limited Partnership Interest	N/A	100%	1
	Cheniere Corpus Christi Pipeline, L.P.	Limited Partnership Interest	N/A	100%	1
	Cheniere Southern Trail Pipeline, L.P.	Limited Partnership Interest	N/A	100%	1

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III.           Pledged Stock

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No.	Par Value
Cheniere Midstream Holdings, Inc.	Cheniere LNG Services, Inc.	1,000	1,000	100%	2	$0.01
	Cheniere Energy Operating Co., Inc.	1,000	1,000	100%	49	No Par Value
	Cheniere Pipeline Company	1,000	1,000	100%	6	$0.01
	Cheniere Supply & Marketing, Inc.	1,000	1,000	100%	3	$0.01
Cheniere Pipeline Company	Cheniere Southern Trail GP, Inc.	1,000	1,000	100%	1	$0.01

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SCHEDULE 1 TO GUARANTEE AND COLLATERAL AGREEMENT
 (CREST ENTITIES)

Part 1.  Pledgors

Cheniere Energy, Inc.

Cheniere Energy Shared Services, Inc.

Cheniere LNG O&M Services, LLC

Cheniere LNG, Inc.

Cheniere LNG Terminals, Inc.

Cheniere LNG Holdings, LLC

Part 2.  Intercompany Loan Parties

Cheniere Energy, Inc.

Cheniere Energy Shared Services, Inc.

Cheniere LNG O&M Services, LLC

Cheniere LNG, Inc.

Cheniere LNG Terminals, Inc.

Cheniere LNG Holdings, LLC

Cheniere Marketing, LLC (formerly Cheniere Marketing, Inc.)

Corpus Christi LNG, LLC

Creole Trail LNG, L.P.

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SCHEDULE 4.07(a) TO GUARANTEE AND COLLATERAL AGREEMENT
(CREST ENTITIES)

DESCRIPTION OF PLEDGED EQUITY INTERESTS

I.           Pledged LLC Interests

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere Energy Shared Services, Inc.	Cheniere LNG O&M Services, LLC	1,000 units	1,000 units	100%	1
Cheniere LNG, Inc.	Corpus Christi LNG, LLC	333 units	1,000 units	33.3%	6
	Cheniere Marketing, LLC	10	1,000 units	1%	3
Cheniere LNG Holdings, LLC	Cheniere Common Units Holding, LLC	1,000 units	1,000 units	100%	1
Cheniere LNG Terminals, Inc.	Cheniere LNG Holdings, LLC	1,000 units	1,000 units	100%	4
	Corpus Christi LNG, LLC	667 units	1,000 units	66.7%	7
	Cheniere Marketing, LLC	990	1,000 units	99%	2

 II.           Pledged Partnership Interests

Grantor	Issuer	Type of Partnership Interest	Total Shares Outstanding	% of Ownership Interest	Certificate No. (if any)
Cheniere LNG, Inc.	Creole Trail LNG, L.P.	General Partnership Interest	N/A	0%	1
Cheniere LNG Terminals, Inc.	Creole Trail LNG, L.P.	Limited Partnership Interest	N/A	100%	1

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III.           Pledged Stock

Grantor	Issuer	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	Certificate No.	Par Value
Cheniere Energy, Inc.	Cheniere LNG, Inc.	1,000	1,000	100%	3	$0.01
	Cheniere Energy Shared Services, Inc.	1,000	1,000	100%	5	$0.01
	Cheniere Midstream Holdings, Inc.	1,000	1,000	100%	1	$0.01
Cheniere LNG, Inc.	Cheniere LNG Terminals, Inc.	1,000	1,000	100%	4	$.01

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